ALPHACORE STATISTICAL ARBITRAGE FUND

Institutional Class Shares	STAKX
Class N Shares	STTKX

(a series of Northern Lights Fund Trust)

Supplement dated April 12, 2018 to

the Prospectus and Statement of Additional Information dated August 9, 2017,

as amended August 30, 2017

Please be advised, that effective April 12, 2018, the fee table for the Fund has been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class N	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses	1.54%	1.29%
(1)	Other expenses are estimated for the current fiscal year, and do not reflect the costs of investing in derivatives that provide the Fund with exposure to the statistical arbitrage strategy. The Fund pays the cost of derivative investments, in the form of execution costs, indirect management fees, and/or reduced returns on the investments. The Adviser estimates the total annual cost of investing in such derivatives to be 1.70% of the Fund’s net assets as of April 6, 2018.

Estimated derivative cost includes an estimate of interest rates, which may be materially lower or higher than future interest rates, as well as counterparty expenses, and indirect management fees. The estimate does not include certain indirect fees and expenses of the reference asset(s), such as administration, audit, and legal. The Fund indirectly bears such expenses in the form of reduced returns on its investments. The Fund does not pay any direct or indirect incentive or performance based fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class N	$157	$486
Institutional	$131	$409

This Supplement, and the existing Prospectus dated August 9, 2017, as amended August 30, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 9, 2017, as amended August 30, 2017, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-447-2532.